EXHIBIT 99.1

Barnes & Noble Announces Second Quarter Results: Barnes & Noble
Comparable Store Sales Increase 1.4%; Full Year Sales and Earnings
Guidance Raised

    NEW YORK--(BUSINESS WIRE)--Aug. 19, 2004--Barnes & Noble, Inc. (NYSE: BKS), the world's largest bookseller, today reported sales and earnings for the second quarter ended July 31, 2004.

    SECOND QUARTER RESULTS

    Barnes & Noble store sales were $961.3 million for the quarter, an increase of 5% over the prior year. Second quarter comparable store sales increased 1.4%. The company opened nine new Barnes & Noble stores and closed five locations ending the quarter with 657 stores.
    B. Dalton sales, which comprise approximately 4% of total bookstore sales, were $39.9 million for the quarter, a decrease of (22%) over the prior year, due primarily to store closings. The company closed five stores ending the quarter with 183 stores. Second quarter comparable store sales decreased (6.8)%.
    On June 28, 2004, Barnes & Noble announced that it completed the redemption of its $300 million 5.25% convertible subordinated notes due 2009. The unamortized portion of the deferred financing fees from the issuance of the notes and redemption premium resulted in a charge of $14.6 million, or $0.12 per share, during the second quarter. Earnings for the bookstore business were $0.16 per share in the second quarter. Excluding the one-time charge, earnings for the bookstore business were $0.28 per share, versus guidance of $0.17 to $0.19 per share. Bookstore earnings were $0.19 per share in the year-ago period.
    "We are pleased at having achieved positive comparable store sales growth in the second quarter given the difficult comparisons to last year's sales, which were driven by the extraordinary sales of 'Harry Potter & the Order of the Phoenix' and the attendant traffic it generated," said Steve Riggio, chief executive officer of Barnes & Noble, Inc. "We attribute the buoyancy in book sales to the release of a few titles that received major media coverage, most notably President Clinton's memoir, 'My Life.' The former president's book became the fastest selling non-fiction book in our history, with sales of over 250,000 copies."
    Barnes & Noble, Inc. completed its previously announced merger of Barnes & Noble.com on May 27, 2004. Barnes & Noble.com's second quarter sales decreased 6% to $84.5 million, resulting in a net loss of ($7.6) million, or ($0.11) per share, versus guidance of ($0.09) to ($0.11) per share. In the year-ago period, net loss was ($0.12) per share on a pro-forma basis, as if Barnes & Noble.com was 100% owned in the prior year.
    On August 17, 2004, GameStop, the nation's largest video-game and entertainment-software specialty retailer, reported sales of $345.6 million for the quarter, an increase of 13% over the prior year period. Second quarter comparable store sales decreased (2.4)%. The company's share of net earnings was $4.6 million, or $0.07 per share, for the quarter, versus guidance of $0.06 to $0.07 per share. The company's share of net earnings was $0.06 per share in the year-ago period. GameStop opened 77 stores and closed four, ending the quarter with 1,676 stores.
    Consolidated GAAP net earnings for the second quarter was $8.9 million, or $0.12 per share, versus $13.7 million, or $0.20 per share, in the prior year. Consolidated net earnings excluding the one-time charge was $17.6 million, or $0.24 per share, versus guidance of $0.12 to $0.17 per share. In the year-ago period, consolidated net earnings was $0.13 per share on a pro-forma basis, as if Barnes & Noble.com was 100% owned in the prior year.

    GUIDANCE

    For the third and fourth quarters, the company expects comparable store sales at Barnes & Noble stores to increase between 1% and 2%. Full year comparable store sales are expected to increase approximately 3%.
    For the third quarter, Barnes & Noble.com expects net sales to range between $85 million and $95 million, and GameStop expects comparable store sales to range from 4% to 6%.
    Consolidated earnings per share guidance, excluding the debt redemption charge, for the full year is now projected to be $2.34 to $2.42, representing pro-forma growth of 23% to 27% over 2003. Previous full year earnings per share guidance was $2.19 to $2.26. The following tables present earnings per share guidance for the third quarter, fourth quarter and the full year. Earnings per share guidance for GameStop is based on the company's approximate 63% ownership interest.


THIRD QUARTER EPS                    2004 Guidance(a)
-----------------                  ---------------------      2003
                                      Low        High    Pro forma (b)
                                  ----------- ---------- -------------
Barnes & Noble Bookstores         $     0.08  $    0.10     $    0.10
Barnes & Noble.com                     (0.09)     (0.08)        (0.11)
                                   ----------  ---------     ---------
   Total Book Operating Segment        (0.01)      0.02         (0.01)
   Total Video Game Operating
    Segment                             0.10       0.11          0.09
                                   ----------  ---------     ---------
   Consolidated                   $     0.09  $    0.13     $    0.08
                                   ==========  =========     =========


FOURTH QUARTER EPS                   2004 Guidance(a)
------------------                   ----------------         2003
                                      Low        High    Pro forma (b)
                                  ----------- ---------- -------------
Barnes & Noble Bookstores         $     1.54  $    1.58     $    1.40
Barnes & Noble.com                     (0.03)     (0.02)        (0.02)
                                   ----------  ---------     ---------
   Total Book Operating Segment         1.51       1.56          1.38
   Total Video Game Operating
    Segment                             0.36       0.38          0.30
                                   ----------  ---------     ---------
   Consolidated                   $     1.87  $    1.94     $    1.68
                                   ==========  =========     =========


FULL YEAR EPS                        2004 Guidance(c)
-------------                        ----------------        2003
                                      Low        High    Pro forma (b)
                                  ----------- ---------- -------------
Barnes & Noble Bookstores (d)     $     2.06  $    2.10     $    1.75
Barnes & Noble.com                     (0.28)     (0.26)        (0.34)
                                   ----------  ---------     ---------
   Total Book Operating Segment         1.78       1.84          1.41
   Total Video Game Operating
    Segment                             0.56       0.58          0.50
                                   ----------  ---------     ---------
   Consolidated before debt
    redemption                          2.34       2.42          1.91
   Debt redemption charge (e)          (0.11)     (0.11)            -
                                   ----------  ---------     ---------
   Consolidated GAAP EPS          $     2.23  $    2.31     $    1.91
                                   ==========  =========     =========

(a) Based on a weighted average share count of approximately 72 million.
(b) Pro forma as if the company consolidated 100% of Barnes & Noble.com for all periods presented.
(c) Based on a weighted average share count of approximately 75 million.
(d) Includes the impact of $4 million interest addback, prior to the June 28, 2004 redemption of the convertible notes.
(e) A one-time charge of $14.6 million associated with the redemption of the convertible notes.



    A conference call with Barnes & Noble, Inc.'s senior management will be webcast beginning at 11:00 A.M. ET on Thursday, August 19, 2004, and is accessible at www.barnesandnobleinc.com/financials. The call will also be archived at www.fulldisclosure.com for one year.
    Barnes & Noble, Inc. will report third quarter earnings on or about November 18, 2004.

    ABOUT BARNES & NOBLE, INC.

    Barnes & Noble, Inc. (NYSE: BKS), the world's largest bookseller and a Fortune 500 company, operates 840 bookstores in 49 states. For the third year in a row, the company is the nation's top retail brand for quality, according to the EquiTrend(R) Brand Study by Harris Interactive(R). Barnes & Noble conducts its e-commerce business through Barnes & Noble.com (www.bn.com), which is ranked fifth in traffic among retailers with their own Web site, according to Media Metrix, and the number-one brand among e-commerce companies, according to the latest EquiTrend survey. In addition to its retail operations, Barnes & Noble is one of the largest book publishers in the world. Its subsidiary, Sterling Publishing, publishes over 1,300 new titles a year and has an active list of over 6,000 titles.
    Barnes & Noble also has approximately a 63 percent interest in GameStop (NYSE: GME), the nation's largest video-game and entertainment-software specialty retailer with 1,676 stores.
    General financial information on Barnes & Noble, Inc. can be obtained via the Internet by visiting the company's corporate Web site: http://www.barnesandnobleinc.com/financials.

    SAFE HARBOR

    This press release contains "forward-looking statements." Barnes & Noble is including this statement for the express purpose of availing itself of the protections of the safe harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. These forward-looking statements are based on currently available information and represent the beliefs of the management of the company. These statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, general economic and market conditions, decreased consumer demand for the company's products, possible disruptions in the company's computer or telephone systems, possible work stoppages or increases in labor costs, possible increases in shipping rates or interruptions in shipping service, effects of competition, possible disruptions or delays in the opening of new stores or the inability to obtain suitable sites for new stores, higher than anticipated store closing or relocation costs, higher interest rates, the performance of the company's online and other initiatives, the successful integration of acquired businesses, unanticipated increases in merchandise or occupancy costs, unanticipated adverse litigation results or effects, product shortages, and other factors which may be outside of the company's control. Please refer to the company's annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially.



                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                        Second Quarter Summary
               ($ in millions, except per share amounts)

                                13 weeks ended        26 weeks ended
                              -------------------  -------------------
                              July 31,  August 2,  July 31,  August 2,
                                2004      2003       2004      2003
                              --------  ---------  --------  ---------


Sales
  Barnes & Noble Bookstores   $  1,015       977      1,983     1,841
  Barnes & Noble.com (a)            85         -        176         -
                              --------- --------- ---------- ---------
     Total Book operating
      segment                    1,100       977      2,159     1,841

  GameStop
     Total Video Game
      operating segment            346       306        717       628
                              --------- --------- ---------- ---------
     Total sales                 1,446     1,283      2,876     2,469
                              --------- --------- ---------- ---------

Operating profit (loss)
  Barnes & Noble Bookstores         36        25         63        24
  Barnes & Noble.com (a)           (12)        -        (23)        -
                              --------- --------- ---------- ---------
     Total Book operating
      segment                       24        25         40        24

  GameStop
     Total Video Game
      operating segment             13        11         23        22
                              --------- --------- ---------- ---------
     Total operating profit         37        36         63        46
                              --------- --------- ---------- ---------

Depreciation and amortization
  Barnes & Noble Bookstores         30        32         61        65
  Barnes & Noble.com (a)             7         -         13         -
                              --------- --------- ---------- ---------
     Total Book operating
      segment                       37        32         74        65

  GameStop
     Total Video Game
      operating segment              9         7         17        13
                              --------- --------- ---------- ---------
     Total depreciation and
      amortization                  46        39         91        78
                              --------- --------- ---------- ---------

EBITDA  (Operating profit (loss) +
 depreciation and amortization)
  Barnes & Noble Bookstores         66        58        124        89
  Barnes & Noble.com (a)            (5)        -        (10)        -
                              --------- --------- ---------- ---------
     Total Book operating
      segment                       61        58        114        89

  GameStop
     Total Video Game
      operating segment (b)         14        11         25        22
                              --------- --------- ---------- ---------
     Total EBITDA                   75        69        139       111
                              --------- --------- ---------- ---------

EPS
  Barnes & Noble Bookstores       0.28      0.19       0.50      0.14
  Barnes & Noble.com (c)         (0.11)    (0.05)     (0.22)    (0.09)
                              --------- --------- ---------- ---------
     Total Book operating
      segment                     0.17      0.14       0.28      0.05

  GameStop
     Total Video Game
      operating segment (b)       0.07      0.06       0.12      0.12
                              --------- --------- ---------- ---------

  Consolidated before debt
   redemption charge              0.24      0.20       0.40      0.17

  Debt redemption charge (d)     (0.12)        -      (0.12)        -

                              --------- --------- ---------- ---------
     Consolidated GAAP EPS    $   0.12      0.20       0.28      0.17
                              --------- --------- ---------- ---------

     Weighted average shares
      outstanding               71,052    66,703     70,884    66,260



(a) Barnes & Noble.com has been consolidated since September 15, 2003.
(b) Based on Barnes & Noble, Inc.'s percentage ownership interest in GameStop, approximately 63%.
(c) Results accounted for under the equity method through September 15, 2003, and consolidated thereafter.
(d) One-time charge of $14.6 million associated with the redemption of the convertible notes.





                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                 Consolidated Statements of Operations
             (thousands of dollars, except per share data)

----------------------------------------------------------------------
                           13 weeks ended          26 weeks ended
                       ----------------------- -----------------------
                        July 31,    August 2,    July 31,   August 2,
                          2004        2003        2004        2003
                       ----------- ----------- ----------- -----------

Sales                  $1,445,942   1,283,243   2,875,875   2,468,848
Cost of sales and
 occupancy              1,047,923     946,270   2,097,552   1,831,230
                       ----------- ----------- ----------- -----------
   Gross profit           398,019     336,973     778,323     637,618
                       ----------- ----------- ----------- -----------
Selling and
 administrative
 expenses                 312,868     259,184     619,000     509,857
Depreciation and
 amortization              45,983      39,246      90,718      78,286
Pre-opening expenses        2,622       2,458       5,253       3,960
                       ----------- ----------- ----------- -----------
   Operating profit        36,546      36,085      63,352      45,515
Interest expense, net      (3,512)     (4,710)     (7,856)     (9,353)
Debt redemption charge    (14,582)          -     (14,582)          -
Equity in net loss of
 Barnes & Noble.com             -      (5,404)          -     (10,376)
                       ----------- ----------- ----------- -----------
    Income before taxes
     and minority
     interest              18,452      25,971      40,914      25,786
Income taxes                7,246      10,454      16,342      10,379
                       ----------- ----------- ----------- -----------
    Income before
     minority interest     11,206      15,517      24,572      15,407
Minority interest          (2,296)     (1,854)     (4,219)     (3,770)
                       ----------- ----------- ----------- -----------
     Net income             8,910      13,663      20,353      11,637
                       =========== =========== =========== ===========

Income per common
 share:
     Basic             $     0.13        0.21        0.30        0.18
     Diluted           $     0.12        0.20        0.28        0.17


Weighted average common
 shares outstanding
     Basic             68,591,000  64,851,000  68,369,000  64,859,000
     Diluted           71,052,000  66,703,000  70,884,000  66,260,000


Percentage of sales:
Sales                       100.0%      100.0%      100.0%      100.0%
Cost of sales and
 occupancy                   72.5%       73.7%       72.9%       74.2%
                       ----------- ----------- ----------- -----------
   Gross profit              27.5%       26.3%       27.1%       25.8%
                       ----------- ----------- ----------- -----------
Selling and
 administrative
 expenses                    21.6%       20.2%       21.5%       20.7%
Depreciation and
 amortization                 3.2%        3.0%        3.2%        3.2%
Pre-opening expenses          0.2%        0.3%        0.2%        0.1%
                       ----------- ----------- ----------- -----------
   Operating profit           2.5%        2.8%        2.2%        1.8%
Interest expense, net        -0.3%       -0.4%       -0.3%       -0.4%
Debt redemption charge       -1.0%        0.0%       -0.5%        0.0%
Equity in net loss of
 Barnes & Noble.com           0.0%       -0.4%        0.0%       -0.4%
                       ----------- ----------- ----------- -----------
    Income before taxes
     and minority
     interest                 1.2%        2.0%        1.4%        1.0%
Income taxes                  0.4%        0.8%        0.5%        0.4%
                       ----------- ----------- ----------- -----------
    Income before
     minority interest        0.8%        1.2%        0.9%        0.6%
Minority interest            -0.2%       -0.1%       -0.2%       -0.1%
                       ----------- ----------- ----------- -----------
     Net income               0.6%        1.1%        0.7%        0.5%
                       =========== =========== =========== ===========




                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                      Consolidated Balance Sheets
             (thousands of dollars, except per share data)

                                   July 31,     August 2,  January 31,
                                     2004          2003        2004
                                 ------------  ----------  -----------


    ASSETS
Current assets:
   Cash and cash equivalents      $   182,607     170,205     487,200
   Receivables, net                    71,022      71,611      60,529
   Barnes & Noble.com receivable            -      32,411           -
   Merchandise inventories          1,512,242   1,434,719   1,526,156
   Prepaid expenses and other
    current assets                    129,445     107,735     119,604
                                 ------------- -----------  ----------
        Total current assets        1,895,316   1,816,681   2,193,489
                                 ------------- -----------  ----------

Property and equipment:
   Land and land improvements           5,247       3,247       3,247
   Buildings and leasehold
    improvements                      545,476     498,472     533,272
   Fixtures and equipment           1,204,692     985,475   1,141,317
                                 ------------- -----------  ----------
                                    1,755,415   1,487,194   1,677,836
   Less accumulated depreciation
    and amortization                1,063,420     875,052     991,187
                                 ------------- -----------  ----------
      Net property and equipment      691,995     612,142     686,649
                                 ------------- -----------  ----------

Goodwill                              596,799     397,097     509,244
Intangible assets, net                100,663      47,276      94,574
Investment in Barnes & Noble.com            -      14,378           -
Other noncurrent assets                69,529      23,766      23,338
                                 ------------- -----------  ----------
   Total assets                  $  3,354,302   2,911,340   3,507,294
                                 ============= ===========  ==========

   LIABILITIES AND SHAREHOLDERS'
    EQUITY
Current liabilities:
   Accounts payable              $    790,931     704,774     858,068
   Accrued liabilities                502,786     408,564     583,773
                                 ------------- -----------  ----------
      Total current liabilities     1,293,717  1,113,338   1,441,841
                                 ------------- -----------  ----------

Long-term debt                        257,400     319,000     300,000
Deferred income taxes                 169,879     119,853     170,066
Other long-term liabilities           108,352     115,838     108,441

Minority interest                     208,820     197,396     227,287

Shareholders' equity:
   Common stock; $.001 par value;
    300,000,000 shares authorized;
    78,302,017, 73,873,637 and
    76,854,856 shares issued,
    respectively                           78          74          77
   Additional paid-in capital         958,627     840,754     914,319
   Accumulated other
    comprehensive loss                 (8,872)    (11,095)     (8,579)
   Retained earnings                  562,324     403,287     543,503
   Treasury stock, at cost,
    9,007,700, 8,807,700 and
    8,807,700 shares,
    respectively                     (196,023)   (187,105)   (189,661)
                                 ------------- -----------  ----------
      Total shareholders' equity    1,316,134   1,045,915   1,259,659
                                 ------------- -----------  ----------
Commitments and contingencies               -           -           -
                                 ------------- -----------  ----------
   Total liabilities and
    shareholders' equity           $3,354,302   2,911,340   3,507,294
                                 ============= ===========  ==========




                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                        Second Quarter Summary
  Pro Forma as if the Company Owned 100% of Barnes & Noble.com at the
                       Beginning of Fiscal 2003
               ($ in millions, except per share amounts)


                                  13 weeks ended     26 weeks ended
                               ------------------- -------------------
                               July 31,  August 2, July 31,  August 2,
                                 2004       2003     2004      2003
                               --------  --------- --------  ---------
Sales
 Barnes & Noble Bookstores     $  1,015       977     1,983     1,841
 Barnes & Noble.com (a)              85        90       176       176
                               --------- --------- --------- ---------
     Total Book operating
      segment                     1,100     1,067     2,159     2,017

 GameStop
     Total Video Game
      operating segment             346       306       717       628
                               --------- --------- --------- ---------
     Total sales                  1,446     1,373     2,876     2,645
                               --------- --------- --------- ---------

Operating profit (loss)
 Barnes & Noble Bookstores           36        25        63        24
 Barnes & Noble.com (a)             (12)      (14)      (23)      (29)
                               --------- --------- --------- ---------
     Total Book operating
      segment                        24        11        40        (5)

 GameStop
     Total Video Game
      operating segment              13        11        23        22
                               --------- --------- --------- ---------
     Total operating profit
      (loss)                         37        22        63        17
                               --------- --------- --------- ---------

Depreciation and amortization
 Barnes & Noble Bookstores           30        32        61        65
 Barnes & Noble.com (a)               7         7        13        14
                               --------- --------- --------- ---------
     Total Book operating
      segment                        37        39        74        79

 GameStop
     Total Video Game
      operating segment               9         7        17        13
                               --------- --------- --------- ---------
     Total depreciation and
      amortization                   46        46        91        92
                               --------- --------- --------- ---------

EBITDA  (Operating profit (loss) +
 depreciation and amortization)
 Barnes & Noble Bookstores           66        57       124        89
 Barnes & Noble.com (a)              (5)       (7)      (10)      (15)
                               --------- --------- --------- ---------
     Total Book operating
      segment                        61        50       114        74

 GameStop
     Total Video Game
      operating segment (b)          14        11        25        22
                               --------- --------- --------- ---------
     Total EBITDA                    75        61       139        96
                               --------- --------- --------- ---------

EPS
 Barnes & Noble Bookstores         0.28      0.19      0.50      0.14
 Barnes & Noble.com (a)           (0.11)    (0.12)    (0.22)    (0.25)
                               --------- --------- --------- ---------
     Total Book operating
      segment                      0.17      0.07      0.28     (0.11)

 GameStop
     Total Video Game
      operating segment (b)        0.07      0.06      0.12      0.12
                               --------- --------- --------- ---------

 Consolidated before debt
  redemption charge                0.24      0.13      0.40      0.01

 Debt redemption charge (c)       (0.12)        -     (0.12)        -

                               --------- --------- --------- ---------
     Consolidated GAAP EPS        $0.12      0.13      0.28      0.01
                               --------- --------- --------- ---------

     Weighted average shares
      outstanding                71,052    66,703    70,884    66,260


(a) For pro forma purposes only, the company has included 100% of the results of Barnes & Noble.com for all periods presented.
(b) Based on Barnes & Noble, Inc.'s percentage ownership interest in GameStop, approximately 63%.
(c) One-time charge of $14.6 million associated with the redemption of the convertible notes.





                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                 Consolidated Statements of Operations
          Pro Forma as if the Company Owned 100% of Barnes &
               Noble.com at the Beginning of Fiscal 2003
             (thousands of dollars, except per share data)


                          13 weeks  ended         26 weeks ended
                      ----------------------- ------------------------
                       July 31,    August 2,    July 31,    August 2,
                         2004        2003         2004        2003
                      ----------- ----------- ----------- ------------

Sales                 $1,445,942   1,373,125   2,875,875    2,644,739
Cost of sales and
 occupancy             1,047,923   1,017,369   2,097,552    1,969,543
                      ----------- ----------- ----------- ------------
   Gross profit          398,019     355,756     778,323      675,196
                      ----------- ----------- ----------- ------------
Selling and
 administrative
 expenses                312,868     285,461     619,000      562,441
Depreciation and
 amortization             45,983      45,765      90,718       91,983
Pre-opening expenses       2,622       2,458       5,253        3,960
                      ----------- ----------- ----------- ------------
   Operating profit       36,546      22,072      63,352       16,812
Interest expense, net     (3,512)     (4,694)     (7,856)      (9,267)
Debt redemption charge   (14,582)          -     (14,582)           -
                      ----------- ----------- ----------- ------------
    Income before
     taxes and
     minority interest    18,452      17,378      40,914        7,545
Income taxes               7,246       6,924      16,342        2,893
                      ----------- ----------- ----------- ------------
    Income before
     minority interest    11,206      10,454      24,572        4,652
Minority interest         (2,296)     (1,854)     (4,219)      (3,770)
                      ----------- ----------- ----------- ------------
     Net income            8,910       8,600      20,353          882
                      =========== =========== =========== ============

Income per common
 share:
     Basic            $     0.13        0.13        0.30         0.01
     Diluted          $     0.12        0.13        0.28         0.01


Weighted average common shares
 outstanding
     Basic            68,591,000  64,851,000  68,369,000   64,859,000
     Diluted          71,052,000  66,703,000  70,884,000   66,260,000


Percentage of sales:
Sales                      100.0%      100.0%      100.0%       100.0%
Cost of sales and
 occupancy                  72.5%       74.1%       72.9%        74.5%
                      ----------- ----------- ----------- ------------
   Gross profit             27.5%       25.9%       27.1%        25.5%
                      ----------- ----------- ----------- ------------
Selling and
 administrative
 expenses                   21.6%       20.8%       21.5%        21.3%
Depreciation and
 amortization                3.2%        3.3%        3.2%         3.5%
Pre-opening expenses         0.2%        0.2%        0.2%         0.1%
                      ----------- ----------- ----------- ------------
   Operating profit          2.5%        1.6%        2.2%         0.6%
Interest expense, net       -0.3%       -0.3%       -0.3%        -0.4%
Debt redemption charge      -1.0%        0.0%       -0.5%         0.0%
                      ----------- ----------- ----------- ------------
    Income before
     taxes and
     minority interest       1.2%        1.3%        1.4%         0.2%
Income taxes                 0.4%        0.6%        0.5%         0.1%
                      ----------- ----------- ----------- ------------
    Income before
     minority interest       0.8%        0.7%        0.9%         0.1%
Minority interest           -0.2%       -0.1%       -0.2%        -0.1%
                      ----------- ----------- ----------- ------------
     Net income              0.6%        0.6%        0.7%         0.0%
                      =========== =========== =========== ============

    CONTACT: Barnes & Noble, Inc.
             Media Contact:
             Mary Ellen Keating, Senior Vice President, Corporate
             Communications, 212/633-3323
             or Investor Contact:
             Joseph J. Lombardi, Chief Financial Officer, 212/633-3215